UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 8, 2017

Rosetta Stone Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-34283	043837082
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1621 North Kent Street, Suite 1200, Arlington, Virginia 22209
(Address of principal executive offices, including zip code)

703-387-5800
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.

On August 8, 2017, Rosetta Stone Inc. (the "Company"), issued a press release announcing its financial results for the fiscal second quarter ended June 30, 2017.  A copy of the press release is furnished as Exhibit 99.1 to this current report. In addition, a copy of the presentation slides which will be discussed during the Company’s earnings call at 5:00 p.m. ET on Tuesday, August 8, 2017 will be posted on the Rosetta Stone website at http://investors.rosettastone.com before the time of the earnings call.

In accordance with General Instruction B.2 of Form 8-K, the information furnished in this Current Report on Form 8-K, including the exhibits attached, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall they be deemed incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or under the Exchange Act, regardless of any general incorporation language in any such filing, except and only to the extent as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press Release dated August 8, 2017, furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 8, 2017

ROSETTA STONE INC.
By:	/s/ Thomas M. Pierno
Name: Thomas M. Pierno
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated August 8, 2017, furnished herewith.

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